SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549


                                                     FORM 8-K

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 20, 1998


                                        BEST MEDICAL TREATMENT GROUP, INC.
                         (Exact name of registrant as specified in its charter)

                                                      NEVADA
                                 (State or other jurisdiction of incorporation)


               0-12825                                            84-0919272
(Commission File Number)                       IRS Employer Identification No.)



45110 Club Drive, Suite B, Indian Wells, California                   92210
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code          (619) 360-1042





































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Item 4.  Changes in Registrant's Certifying Accountant.

         1.       (i)      The Registrant's former independent accountant
 Cordovano and Company,
P.C. ("Cordovano") was dismissed from that capacity on January 20, 1998.

                  (ii) The report by Cordovano on the financial statements of the Registrant dated March 24, 1997, including balance sheets as of October 31, 1996 and 1995 and the statements of oerations, cash flows and statement of stockholders' equity for the years ended October 31, 1996, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) During the period covered by the financial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                  A letter from the former independent accountant for the Registrant is attached as an Exhibit to this Form 8-K.

         2. On January 20, 1998 the Registrant engaged Pritchett, Siler & Hardy, PC., as its new independent accountant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  16.1 Letter from Cordovano and Company, P.C., former principal accountant for the Registrant.  Page 3 in manually signed
 original.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            January 28, 1998         BEST MEDICAL TREATMENT GROUP, INC.


                                    By:             /s/ Robert Filiatreaux
                                                      Robert Filiatreaux
                                                      President






























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